united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22572

Multi-Strategy Growth & Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 2/29

Date of reporting period: 2/29/16

Item 1. Reports to Stockholders.

ANNUAL REPORT

February 29, 2016

MULTI-STRATEGY

GROWTH & INCOME FUND

Unaudited

To Our Shareholders

Dear Investors:

2015 was a transition year for our industry and for the Multi-Strategy Growth & Income Fund (the “Fund”). Within the asset management industry as a whole, as the expectation of higher interest rates increased, we witnessed the broad shift away from asset classes where the “reach for yield” in a low interest rate environment had been over-extended and grew disconnected from underlying risk/return profiles. This significant shift in sentiment was partially offset by a global growth scare that threw investors—in seesaw fashion—back into the perceived relative safety of treasuries and “high-quality” dividend-paying stocks not burdened by obvious fundamental deficiencies.

HIGH YIELD ASSET CLASS PERFORMANCE

For those alternative asset classes plagued by fundamental challenges, such as energy Master Limited Partnerships (“MLPs”) and Business Development Companies (“BDCs”), specific investments may remain “tainted” in the eyes of individual investors for some time to come. We substantially reduced the Fund’s exposure to these asset classes during the fiscal year from 2.7% to 0.7% for energy MLPs and from 26.1% to 18.3% for BDCs.*

In the real estate sector, we also believe we have seen the cyclical peak in the spread between cap rates—which continued their march lower over the period, albeit at a slower pace—and financing costs—which, despite fits and starts, headed higher during the period, especially on a risk-adjusted basis. We have also seen some cracks begin to form in the commercial real estate market. In a March 10, 2016 article, CNBC’s Diana Olick reported:

“CBRE [CBRE Group, Inc. is a leading commercial real estate services and investment firm.] ‘conservatively’ estimates that 18 percent of loans this year and 29 percent of loans next year could have problems refinancing, due to lack of investor demand for the bonds. This translates into about $43 billion in potentially troubled loans over these two years.” Further, “[c]ommercial real estate prices have been strong for a few years now, thanks to high occupancy and strong demand, but in January they fell nationally for the first time in seven years, according to the Moody/RCA Commercial Property Price Index. ‘This is a significant milestone that signals that a shift in sentiment among commercial-property investors is under way,’ according to a statement from Moody’s.”

Multi-Strategy Growth & Income Fund

Unaudited

In short, the easy money seems to have been made for this cycle. We do not believe this means that real estate cannot produce attractive returns going forward, but rather it puts a premium on strategy/security selection and sponsor quality/ expertise for the foreseeable future. During the fiscal year, we reduced the Fund’s exposure to real estate from 51.5% to 45.7%.*

Throughout the fiscal year, we saw an increase in the volatility of equity and fixed income markets which has continued into 2016. Has the market been foreshadowing a global recession, or is this simply a repricing of risk given the myriad of real and perceived headwinds? We think more likely the latter. Performance for the year was consistent with our stated objectives, falling squarely between broad stock and bond market indices. While one of the Fund’s objectives is to achieve low correlation¹ with these traditional asset classes, it is not completely insulated, especially during extreme market movements. It is important to recognize that a percentage of the Fund’s portfolio is invested in liquid securities and, based upon our fair valuation methodology, certain illiquid investments are marked to public market indicies. That said, we are proud of the fact that since inception, the Fund had a 0.50 and 0.53 correlation with the fixed income and equity markets as measured by the Barclays US Aggregate Index and the S&P 500 Index, respectively.

Despite a challenging environment, there were some significant highlights that bear mentioning:

†	Through our scale and relationships, we were able to make a significant allocation to a customized, proprietary hedge fund of fund strategy (“Collins Masters Access Fund” or “CMAF”) that includes some of the most desirable hedge fund managers, most of whose funds are closed to new investment. This is the first strictly proprietary investment designed specifically for the Fund, and includes accomplished institutional managers such as Elliot, D.E. Shaw, and Citadel Wellington;

†	Evolution of the Fund’s liquid component to conform to the asset allocation, sector, income orientation and risk budgeting characteristics of the Fund as a whole;

†	Reduction of single-sponsor risk; and

†	Successful partial and full exits of several illiquid investments through cash redemptions and public listing transactions.

In this unpredictable market, we are committed to continue uncovering strategies that provide opportunities for growing the Net Asset Value of the Fund while striving to further secure the current income that is the Fund’s cornerstone. We look forward to working on your behalf in 2016 and beyond.

Sincerely,

Ray Lucia Jr.	Mark C. Scalzo
President	Portfolio Manager

There is no guarantee that any investment strategy will achieve its objectives, generate profits, or avoid losses. Past performance does not guarantee future results. The opinions and forecasts herein are subject to change without notice, may or may not come to pass, and should not be considered specific investment advice.

The use of leverage will cause the Fund to incur additional expenses and magnify the Fund’s gains and losses.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for up to 5% of the shares outstanding at NAV.

*	Information is based on a percentage of the Fund’s gross assets.

1.	Correlation indicates the strength and direction of a linear relationship between two random variables. The value will range between -1 and 1. A value of 1 indicates a perfect positive dependency and -1 indicates a perfect negative dependency between the two investments. A correlation value of 0 indicates that no relationship between the two investments exist and the investments are said to be independent of each other.

Multi-Strategy Growth & Income Fund

Unaudited

Performance

The Fund’s goal is to seek competitive risk-adjusted returns from capital appreciation and income, with low correlation to stocks and bonds (see charts below). Please note that charts and graphs are unaudited.

HISTORICAL INVESTMENT GROWTH

HISTORICAL INVESTMENT PERFORMANCE

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so shares may be worth more or less than their original cost when redeemed. Past performance is no guarantee of future results. Per the most recent prospectus, the Funds Total Annual Expenses are 2.88% for Class A, 3.63% for Class C, 2.63% for Class I, and 3.38% for Class L. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (855) 601-3841 or visit our website, www.growthandincomefund.com.

Total return is calculated assuming reinvestment of all dividends and distributions. The chart does not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of Fund shares.

Multi-Strategy Growth & Income Fund

Unaudited

Distributions

Generating consistent income and increasing distributions are two primary focuses of the Fund.

†	Since its inception on March 16, 2012, the Fund has paid cumulative distributions of $3.03 per share, representing 20.2% of its original NAV of $15.00 per share.

†	The Fund’s distribution policy is to make monthly distributions to its shareholders at an annualized rate of approximately 6.00% based on the Fund’s NAV.

CUMULATIVE DISTRIBUTIONS PER SHARE (SINCE INCEPTION)

2014-2016 FISCAL YEAR MONTHLY DISTRIBUTIONS

Note: Cumulative distributions represent the Fund’s total regular distributions (excluding capital gain distributions and tax reporting adjustments) per share from inception through the time periods shown in the chart above. Monthly distributions include a return of shareholder capital.

*	The Fund’s distribution rate amounts were calculated based on the ordinary income received from the underlying investments net of Fund expenses. Net capital gains realized from the disposition of Fund investments, if any, will be paid out annually. The distribution rate does not reflect other non-income items and has not been adjusted for tax reporting purposes.

Multi-Strategy Growth & Income Fund

Unaudited

Risk-Adjusted Returns

Since its inception on March 16, 2012, the Fund has achieved higher risk adjusted returns as compared to stocks and bonds with lower volatility on average than stocks (see table and charts below).

Risk/Return Statistics
Investment	Standard Deviation	Sharpe Ratio
MSFDX	5.84%	1.34
S&P 500 Index	16.07%	1.00
Barclays U.S Agg. Bond Index	3.75%	1.03

A higher Sharpe Ratio indicates a higher return per unit of risk as measured by standard deviation.

A lower standard deviation means less volatility as measured by price changes.

As shown in the charts below, from its inception the Fund has captured 140.98% of the upside experienced by bonds and only 74.30% of the downside. Compared to stocks, the Fund has captured 34.67% of the upside and only 18.13% of the downside.

Multi-Strategy Growth & Income Fund

Unaudited

Portfolio Holdings

The Fund further improved its diversification during the fiscal year and broadened its exposure to sponsors of illiquid investment vehicles. No single sponsor represented more than 20% of the Fund’s assets at fiscal year-end. The Fund held 123 investments at the end of the period including 22 illiquid securities which encompassed 31 separate managers. The single largest investment accounted for 6.0%

of the Fund’s assets, and no other investment made up more than 5.0%¹.

The best performing asset classes in which the Fund invested during the past fiscal year were within the private alternative investment funds, while the worst performing were both public traded and non-traded business development companies.

1.	The Collins Master Access Fund (“CMAF”), a fund of hedge funds, as a whole made up 12.3% of the Fund’s assets. CMAF includes allocations to 10 distinct hedge fund managers. No individual manager within CMAF made up more than 2.5% of the Fund’s assets. Information is based on a percentage of the Fund’s gross assets.

*	Includes listed and non-listed securities.

The security holdings are presented to illustrate examples of the securities that the Fund has bought, and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice.

Multi-Strategy Growth & Income Fund

Unaudited

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Multi-Strategy Growth & Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (800) 644-1150. The prospectus should be read carefully before investing. The Multi-Strategy Growth & Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

The Fund’s distribution rate amounts were calculated based on the ordinary income received from the underlying investments net of Fund expenses. Net capital gains realized from the disposition of Fund investments, if any, will be paid out annually. The distribution rate does not reflect other non-income items and has not been adjusted for tax reporting purposes. Distribution amount is not indicative of Fund performance. Current distributions and monthly target yields are not guaranteed and may not be met in the future.

There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Mutual funds involve risk including the possible loss of principal. Alternative investment funds, ETFs, mutual funds, and closed-end funds are subject to management and other expenses, which will be indirectly paid by the Fund. Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. Typically, a rise in interest rates causes a decline in the value of fixed-income securities. Lower-quality debt securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including increased default risk and non-diversification risk, as the funds are more vulnerable to events affecting a single issuer. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and will magnify the Fund’s gains or losses. There currently is no secondary market for the Fund’s shares, and the Fund expects that no secondary market will develop. Very limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers. Investments in lesser-known, small- and medium-capitalization companies may be more vulnerable than those in larger, more established organizations. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs, its portfolio will be significantly impacted by the performance of the real estate market. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. The value of a structured note will be influenced by time to maturity; type of note; market volatility; changes in the issuer’s credit quality rating; and economic, legal, political, or geographic events that affect the reference index.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital.

Up Capture Ratio: A statistical measure of an investment manager’s overall performance in up markets. The up-market capture ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has risen. The ratio is calculated by dividing the manager’s returns by the returns of the index during the up market and multiplying that factor by 100.

Down Capture Ratio: A statistical measure of an investment manager’s overall performance in down markets. The down-market capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped. The ratio is calculated by dividing the manager’s returns by the returns of the index during the down market and multiplying that factor by 100.

Standard Deviation: A statistical measurement of the variation of returns from an average historical return as a percentage. A high standard deviation generally indicates higher volatility of returns.

Sharpe Ratio: A risk-adjusted measure used to determine reward per unit of risk. The Sharpe Ratio is calculated by dividing annualized excess returns over the risk-free rate by its annualized standard deviation. Generally, the higher the Sharpe Ratio, the better the risk-adjusted return.

Alternative Investment: An investment that is not one of the three traditional asset types (stocks, bonds, or cash). Most alternative investment assets are held by institutional investors or accredited, high-net-worth individuals because of their complex nature, limited regulations, and relative lack of liquidity. Alternative investments include hedge funds, managed futures, real estate, commodities, and derivatives contracts.

Barclays Aggregate Bond Index: An index commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed-income instruments.

S&P 500: An index of 500 stocks chosen for market size, liquidity, and industry grouping (among other factors). It is designed to be an indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe.

Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges.

Income Distribution: Net earnings of a mutual fund distributed to its shareholders. These earnings are usually paid monthly as cash or reinvested at the choice of the shareholder. Income distributions are taxable income.

Return of Capital : A return from an investment that is not considered income. A return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

7282-NLD-4/21/2016

Multi-Strategy Growth & Income Fund

Multi-Strategy Growth & Income Fund
PORTFOLIO REVIEW (Unaudited)
February 29, 2016

Composition of the Change in Value of a $10,000 Investment (since inception through February 29, 2016):

The Fund’s performance figures for the periods ended February 29, 2016, compared to its benchmarks:

		Since	Since Inception
	One	Inception	Class C, Class I
Total Returns as of February 29, 2016	Year	Class A*	and Class L **
Multi Strategy Growth & Income Fund
Class A:
Without Load	(3.68)%	5.48%	—
With Load	(9.20)%	3.99%	—
Class C	(4.45)%	—	(1.41)%
Class I	(3.48)%	—	(0.65)%
Class L:
Without Load	(4.13)%	—	(1.12)%
With Load	(7.72)%	—	(3.36)%
Barclays Aggregate Bond Index	1.50%	2.70%	3.10%
S&P 500 Total Return Index	(6.19)%	10.75%	0.80%

*	Class A commenced operations March 16, 2012.

**	Class C, Class I and Class L commenced operations on July 2, 2014.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, per its prospectus dated July 1, 2015, including underlying funds, are 2.88%, 3.63%, 2.63%, and 3.38% for Class A, Class C, Class I and Class L shares, respectively. Class A and Class L shares of the Fund are subject to a maximum sales load imposed on purchases of 5.75% and 3.75%, respectively. Class C and Class I are not subject to a sales load. The chart does not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of the Fund shares.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS February 29, 2016

Shares	Security	Value
	COMMON STOCKS - 8.65%
	AEROSPACE/DEFENSE - 0.18%
1,988	Boeing Co. ^	$234,942
824	General Dynamics Corp. ^	112,286
		347,228
	AIRLINES - 0.12%
2,813	Ryanair Holdings PLC - ADR ^	233,957

	AUTO MANUFACTURERS - 0.10%
6,783	General Motors Co. ^	199,692

	AUTO PARTS & EQUIPMENT - 0.10%
2,898	Johnson Controls, Inc. ^	105,661
2,479	Mobileye NV * ^	80,468
		186,129
	BANKS - 0.22%
1,783	Goldman Sachs Group, Inc. ^	266,612
3,465	Wells Fargo & Co. ^	162,578
		429,190
	BIOTECHNOLOGY - 0.45%
1,678	Celgene Corp. * ^	169,193
5,260	Gilead Sciences, Inc. ^	458,935
582	Illumina, Inc. * ^	87,440
48,704	PDL BioPharma, Inc. ^	146,599
		862,167
	CHEMICALS - 0.22%
715	Air Products & Chemicals, Inc. ^	94,716
1,007	Monsanto Co. ^	90,620
2,450	Terra Nitrogen Company LP ^	248,454
		433,790
	COMMERCIAL SERVICES - 0.28%
1,435	Euronet Worldwide, Inc. * ^	94,050
7,403	Macquarie Infrastructure Co. ^	451,953
		546,003
	COMPUTERS - 0.12%
2,499	Apple, Inc. ^	241,628

	DISTRIBUTION/WHOLESALE - 0.07%
5,103	HD Supply Holdings, Inc. * ^	141,812

	DIVERSIFIED FINANCIAL SERVICES - 0.07%
1,916	Visa, Inc. ^	138,699

	ELECTRONICS - 0.07%
7,002	Taser International, Inc. * ^	135,699

	ENTERTAINMENT - 0.33%
10,988	Cedar Fair LP ^	647,633

	FOOD - 0.04%
2,100	Mondelez International, Inc. ^	85,113

	HEALTHCARE-PRODUCTS - 0.14%
1,274	Sirona Dental Systems, Inc. * ^	140,293
1,263	Zimmer Biomet Holdings, Inc. ^	122,271
		262,564

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2016

Shares	Security	Value
	HEALTHCARE-SERVICES - 0.07%
2,032	Icon PLC * ^	$144,597

	HOME BUILDERS - 0.07%
8,231	PulteGroup, Inc. ^	141,491

	INSURANCE - 0.47%
3,821	Aflac, Inc. ^	227,426
2,684	Allstate Corp. ^	170,327
1,521	Aon PLC ^	144,936
1,354	Chubb, Ltd. ^	156,428
2,021	Travelers Cos., Inc. ^	217,298
		916,415
	INTERNET - 0.14%
1,437	F5 Networks, Inc. * ^	138,196
106	Priceline Group, Inc. * ^	134,112
		272,308
	LEISURE TIME - 0.06%
1,335	Polaris Industries, Inc. ^	117,360

	LISTED BUSINESS DEVELOPMENT COMPANIES - 1.99%
25,194	Ares Capital Corp. ^	344,150
51,792	Blackrock Capital Investments Corp. ^	468,718
30,782	FS Investment Corp. ^	260,108
33,990	Garrison Capital, Inc. ^	411,959
24,505	Golub Capital BDC, Inc. ^	408,498
17,971	New Mountain Finance Corp. ^	224,278
27,634	Pennantpark Floating Rate Capital, Ltd. ^	312,264
15,492	THL Credit, Inc. ^	152,286
27,852	TPG Specialty Lending, Inc. ^	452,316
11,292	Triangle Capital Corp. ^	212,290
27,527	TriplePoint Venture Growth BDC Corp. ^	276,371
32,516	WhiteHorse Finance, Inc. ^	322,234
		3,845,472
	MEDIA - 0.21%
2,783	Comcast Corp. ^	160,663
709	Naspers, Ltd. - ADR	83,967
2,558	Time Warner, Inc. ^	169,340
		413,970
	MISCELLANEOUS MANUFACTURING - 0.05%
1,118	Illinois Tool Works, Inc. ^	105,372

	OIL & GAS - 0.10%
2,189	Marathon Petroleum Corp. ^	74,973
1,939	Valero Energy Corp. ^	116,495
		191,468
	PHARMACEUTICALS - 0.25%
2,405	AmerisourceBergen Corp. ^	208,321
1,190	Express Scripts Holding Co. * ^	83,752
3,722	Novo Nordisk A/S - ADR ^	191,311
		483,384
	PIPELINES - 0.70%
13,772	Enbridge Energy Partners LP ^	228,340
29,372	Kinder Morgan, Inc. ^	531,339
5,913	MPLX LP ^	153,383
2,758	NuStar Energy LP ^	96,613
8,901	Plains All American Pipeline LP ^	190,659
5,322	Sunoco Logistics Partners LP ^	131,134
		1,331,468

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2016

Shares	Security	Value
	PRIVATE EQUITY - 0.38%
15,188	Blackstone Group LP ^	$394,432
30,249	Hercules Capital, Inc. ^	337,276
		731,708
	RETAIL - 0.68%
1,538	Foot Locker, Inc. ^	96,125
2,035	Lowe’s Cos., Inc. ^	137,424
2,900	Luxottica Group SpA - ADR ^	166,112
3,559	Pandora A/S - ADR	112,358
4,310	Starbucks Corp. ^	250,885
1,712	Target Corp. ^	134,306
622	Ulta Salon Cosmetics & Fragrance, Inc. * ^	102,748
3,877	Walgreens Boots Alliance, Inc. ^	306,050
		1,306,008
	SEMICONDUCTORS - 0.31%
6,664	Applied Materials, Inc. ^	125,750
1,230	Broadcom, Ltd. ^	164,783
2,198	NXP Semiconductors NV * ^	156,586
2,458	Skyworks Solutions, Inc. ^	163,334
		610,453
	SOFTWARE - 0.16%
1,150	Check Point Software Technologies, Ltd. * ^	95,531
1,128	Fiserv, Inc. * ^	107,871
1,976	Microsoft Corp. ^	100,539
		303,941
	TELECOMMUNICATIONS - 0.50%
18,618	AT&T, Inc. ^	687,935
6,035	Cisco Systems, Inc. ^	157,996
2,467	Verizon Communications, Inc. ^	125,151
		971,082
	TOTAL COMMON STOCKS (Cost - $20,053,610)	16,777,801

	EXCHANGE TRADED FUND - 1.05%
	DEBT FUND - 1.05%
157,264	Global X SuperIncome Preferred ETF ^	2,027,133
	TOTAL EXCHANGED TRADED FUND
	(Cost - $2,316,640)

	REAL ESTATE INVESTMENT TRUSTS - 47.20%
	LISTED REAL ESTATE INVESTMENT TRUSTS - 2.35%
5,785	Care Capital Properties, Inc. ^	153,360
4,401	Colony Financial, Inc. ^	72,176
16,423	Corrections Corporation Of America ^	475,117
4,201	Crown Castle International Corp. ^	363,387
10,456	Digital Realty Trust, Inc. ^	826,756
14,357	HCP, Inc. ^	424,680
19,001	Iron Mountain, Inc. ^	558,249
12,600	Omega Healthcare Investors, Inc. ^	403,956
23,144	Ventas, Inc. ^	1,288,427
	TOTAL LISTED REAL ESTATE INVESTMENT TRUSTS	4,566,108

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2016

Shares	Security	Value
	NON-LISTED REAL ESTATE INVESTMENT TRUSTS - 34.15%
432,433	American Realty Capital Hospitality Trust, Inc. #	$9,902,668
707,027	American Realty Capital Retail Centers of America, Inc. #	6,882,169
188,108	American Finance Trust #	4,037,167
228,122	Carey Watermark Investors, Inc. #	2,054,815
738,378	Carter Validus Mission Critical REIT, Inc. #	7,435,472
397,838	Healthcare Trust, Inc. #	8,845,679
198,378	Hines Global REIT, Inc. #	1,974,434
432,433	NorthStar Real Estate Income II, Inc. #	4,066,880
764,346	NorthStar Real Estate Income Trust, Inc. #	6,877,119
1,081,081	NorthStar Health Care Income, Inc. #	10,055,186
388,931	Steadfast Income REIT, Inc. #	4,121,389
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	66,252,978

	PRIVATE REAL ESTATE INVESTMENT TRUSTS - 10.70%
7,354	Clarion Lion Industrial Trust #	10,213,150
661,928	Cottonwood Residential, Inc. #	10,524,656
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	20,737,806

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost - $79,907,238)	91,556,892

	NON-LISTED BUSINESS DEVELOPMENT COMPANIES - 17.94%
727,273	Business Development Corporation of America #	6,705,459
1,005,598	Cion Investment Corp. #	9,255,324
1,188,055	Corporate Capital Trust #	10,600,657
978,323	Sierra Income Corp. #	8,235,035
	TOTAL NON-LISTED BUSINESS DEVELOPMENT COMPANIES (Cost - $38,440,230)	34,796,475

	PRIVATE INVESTMENT FUNDS - 12.29%
7	Aim Infrastructure MLP Fund II LP #	3,502,088
9,910	Clarion Lion Properties Fund #	12,847,121
3	Ovation Alternative Income Fund #	7,500,000
	TOTAL PRIVATE INVESTMENT FUNDS (Cost - $22,347,500)	23,849,209

	NON-TRADED PARTNERSHIP FUND - 3.87%
818,599	TriLinc Global Impact Fund Class I #	7,500,000
	TOTAL NON-TRADED PARTNERSHIP FUND (Cost - $7,500,000)

	CLOSED-END FUNDS - 3.70%
68,399	Apollo Tactical Income Fund, Inc. ^	884,399
246,847	BlackRock Debt Strategies Fund, Inc. ^	819,532
113,427	BlackRock Multi-Sector Income Trust ^	1,722,956
24,046	Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	175,536
80,314	Cohen & Steers REIT and Preferred Income Fund, Inc. ^	1,403,889
98,042	DoubleLine Income Solutions Fund ^	1,530,436
35,501	First Trust MLP and Energy Income Fund	455,833
18,772	Kayne Anderson Midstream/Energy Fund, Inc.	182,276
	TOTAL CLOSED-END FUNDS (Cost - $9,029,176)	7,174,857

	HEDGE FUND - 13.52%
27,040	Collins Master Access Fund Ltd. # *	26,237,195
	TOTAL HEDGE FUND (Cost - $27,000,000)

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2016

Shares	Security	Value
	SHORT-TERM INVESTMENT - 0.59%
	MONEY MARKET FUND - 0.59%
1,141,612	AIM STIT-Government & Agency Portfolio, Private Investment Class, 0.14% + ^	$1,141,612
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,141,612)

	TOTAL INVESTMENTS - 108.81%
	(Cost - $207,736,006) (a)	$211,061,174
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.81)%	(17,080,269)
	NET ASSETS - 100.00%	$193,980,905

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund.

LP - Limited Partnership.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

*	Non-income producing security.

^	All or a portion of this security is segregated as collateral.

#	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $179,373,663 or 92.47% of net assets.

+	Money market fund; interest rate reflects the seven-day effective yield on February 29, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $206,125,742 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$17,163,209
Unrealized depreciation:	(12,227,777)
Net unrealized appreciation:	$4,935,432

The Fund has unfunded commitments on the below Private Investment Fund. The commitments will be funded when called through current assets at that time.

Aim Infrastructure MLP Fund II LP	$3,652,500

Portfolio Composition as of February 29, 2016 (Unaudited)

Percent of Net Assets
Real Estate	47.20%
Business Development Companies	19.93%
Hedge Fund	13.52%
Private Investment Funds	12.29%
Financial	4.85%
Non-Traded Partnership Fund	3.87%
Consumer, Cyclical	1.53%
Consumer, Non-Cyclical	1.23%
Debt Fund	1.05%
Communications	0.85%
Energy	0.79%
Technology	0.59%
Industrial	0.30%
Basic Materials	0.22%
Short-term Investment	0.59%
Liabilities in Excess of Assets	(8.81)%
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF ASSETS AND LIABILITIES
February 29, 2016

Assets:
Investments in Securities, at Value (identified cost $207,736,006)	$211,061,174
Dividends and Interest Receivable	999,174
Receivable for Fund Shares Sold	16,048
Prepaid Expenses and Other Assets	34,197
Total Assets	212,110,593

Liabilities:
Due to Broker	17,870,136
Shareholder Servicing Fees Payable	36,539
Distribution Fee Payable	14,736
Accrued Advisory Fees	113,955
Payable to Related Parties	32,924
Other Accrued Expenses	61,398
Total Liabilities	18,129,688

Net Assets	$193,980,905

Composition of Net Assets:
At February 29, 2016, Net Assets consisted of:
Paid-in-Capital	$195,081,258
Undistributed Net Investment Income	1,623,311
Accumulated Net Realized Loss on:
Investments	(6,048,706)
Net Unrealized Appreciation on:
Investments	3,325,042
Net Assets	$193,980,905

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
February 29, 2016

Class A Shares (a):
Net Assets	$157,985,679
Shares Outstanding (no par value; unlimited number of shares authorized)	10,394,927

Net Asset Value and Redemption Price Per Share *	$15.20
Offering Price Per Share ($15.20/0.9425)	$16.13

Class C Shares:
Net Assets	$19,045,856
Shares Outstanding (no par value; unlimited number of shares authorized)	1,264,472

Net Asset Value, Offering Price and Redemption Price Per Share *	$15.06

Class I Shares:
Net Assets	$7,806,438
Shares Outstanding (no par value; unlimited number of shares authorized)	512,066

Net Asset Value, Offering Price and Redemption Price Per Share *	$15.24

Class L Shares:
Net Assets	$9,142,932
Shares Outstanding (no par value; unlimited number of shares authorized)	605,220

Net Asset Value and Redemption Price Per Share *	$15.11
Offering Price Per Share ($15.11/0.9625)	$15.70

*	The Net Asset Value for each class will differ due primarily to the allocation of class specific expenses, such as distribution fees and shareholder servicing fees.

(a)	Class A purchases valued at $1 million or more are not subject to a front end sales charge, but there is a 1.00% fee on shares repurchased less than 365 days after purchase.

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF OPERATIONS
For the Year Ended February 29, 2016

Investment Income:
Dividend Income	$9,067,531
Interest Income	1,987
Total Investment Income	9,069,518

Expenses:
Investment Advisory Fees	1,535,007
Shareholder Servicing Fees:
Class A	437,477
Class C	41,588
Class L	25,824
Distribution Fees:
Class C	125,813
Class L	52,143
Transfer Agent Fees	211,658
Administration Fees	191,262
Interest Expense	170,135
Printing Expense	134,515
Registration & Filing Fees	99,581
Legal Fees	84,824
Fund Accounting Fees	71,505
Trustees’ Fees and Expenses	55,197
Non 12B-1 Shareholder Servicing	45,419
Compliance Fees	31,279
Custody Fees	23,888
Audit Fees	21,002
Insurance Expense	16,614
Pricing Expense	8,490
Miscellaneous Expenses	3,604
Net Expenses	3,386,825

Net Investment Income	5,682,693

Net Realized and Unrealized Loss on Investments:
Net Realized Gain (Loss) on:
Investments	(3,016,435)
Distributions of realized gain from underlying investments	72,919
Total Net Realized Loss	(2,943,516)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(10,371,264)
Net Realized and Unrealized Loss on Investments	(13,314,780)

Net Decrease in Net Assets Resulting From Operations	$(7,632,087)

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	February 29, 2016	February 28, 2015

Operations:
Net Investment Income	$5,682,693	$4,039,119
Net Realized Gain (Loss) on Investments and Options Written	(3,016,435)	11,710
Distributions of Realized Gain from Underlying Investments	72,919	161,763
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,371,264)	7,178,677
Net Increase (Decrease) in Net Assets Resulting From Operations	(7,632,087)	11,391,269

Distributions to Shareholders From:
Net Investment Income
Class A	(4,356,657)	(3,585,981)
Class C	(353,176)	(12,304)
Class I	(29,771)	(3,949)
Class L	(248,659)	(7,220)
Total from Net Investment Income	(4,988,263)	(3,609,454)
Realized Gains
Class A	—	(3,858,184)
Class C	—	(154,671)
Class I	—	(26,510)
Class L	—	(103,768)
Total from Realized Gains	—	(4,143,133)
Return of Capital
Class A	(6,060,568)	(2,221,694)
Class C	(670,387)	(93,444)
Class I	(143,390)	(15,899)
Class L	(376,803)	(68,956)
Total from Return of Capital	(7,251,148)	(2,399,993)

Total Distributions to Shareholders	$(12,239,411)	$(10,152,580)

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended	Ended
	February 29, 2016	February 28, 2015

From Shares of Beneficial Interest:
Class A Shares:
Proceeds from Shares Issued (1,368,519 and 3,476,511 shares, respectively)	$22,114,165	$58,688,104
Distributions Reinvested (476,871 and 452,705 shares, respectively)	7,560,851	7,602,667
Cost of Shares Redeemed (1,688,946 and 1,061,654 shares, respectively)	(26,800,469)	(17,974,784)
Cost of Shares Transferred (423,984 and 59,931 shares, respectively)	(6,585,309)	(1,014,634)
Total From Capital Transactions: Class A	(3,710,762)	47,301,353

Class C Shares:
Proceeds from Shares Issued (701,332 and 659,046 shares, respectively)	11,295,155	11,170,191
Distributions Reinvested (41,682 and 11,082 shares, respectively)	653,539	185,294
Cost of Shares Redeemed (127,495 and 16,439 shares, respectively)	(2,014,339)	(278,144)
Cost of Shares Transferred (4,736 and 0 shares, respectively)	(73,029)	—
Total From Capital Transactions: Class C	9,861,326	11,077,341

Class I Shares:
Proceeds from Shares Issued (4,538 and 14,164 shares, respectively)	72,612	239,281
Distributions Reinvested (9,709 and 2,761 shares, respectively)	151,260	46,358
Cost of Shares Redeemed (47,305 and 6,108 shares, respectively)	(726,725)	(103,482)
Proceeds from Shares Transferred (474,376 and 59,931 shares, respectively)	7,386,831	1,014,634
Total From Capital Transactions: Class I	6,883,978	1,196,791

Class L Shares:
Proceeds from Shares Issued (275,291 and 496,457 shares, respectively)	4,493,034	8,405,902
Distributions Reinvested (26,213 and 7,359 shares, respectively)	413,421	123,038
Cost of Shares Redeemed (148,770 and 4,209 shares, respectively)	(2,329,097)	(71,255)
Cost of Shares Transferred (47,121 and 0 shares, respectively)	(728,493)	—
Total From Capital Transactions: Class L	1,848,865	8,457,685

Total Increase in Net Assets from Shares of Beneficial Interest:	14,883,407	68,033,170

Total Increase (Decrease) in Net Assets	(4,988,091)	69,271,859

Net Assets:
Beginning of Year	198,968,996	129,697,137
End of Year	$193,980,905	$198,968,996

Undistributed Net Investment Income at End of Year	$1,623,311	$171,646

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF CASH FLOWS
For the Year Ended February 29, 2016

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(7,632,087)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(112,739,427)
Proceeds from sales	67,223,921
Proceeds from sales of short term investments, net	13,270,319
Return of capital and capital gain distributions from investments	5,561,290
Net realized loss from investments	3,016,435
Net change in unrealized appreciation (depreciation) from investments	10,371,264

Changes in assets and liabilities
(Increase)/Decrease in assets:
Dividends and Interest Receivable	(278,700)
Prepaid Expenses and Other Assets	36,022
Increase/(Decrease) in liabilities:
Payable to Related Parties	32,924
Accrued Advisory Fees	(2,594)
Shareholder Servicing Fee	(2,248)
Distribution Fee Payable	5,584
Other Accrued Expenses Payable	(16,156)
Net cash used in operating activities	(21,153,453)

Cash flows from financing activities:
Proceeds from shares sold	38,614,287
Payment on shares redeemed	(31,870,630)
Cash distributions paid	(3,460,340)
Due to Broker	17,870,136
Net cash provided by financing activities	21,153,453

Net increase in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of:
Reinvestment of dividends	$8,779,071

Interest Paid	$170,135

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended
	February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013 *

Net Asset Value, Beginning of Period	$16.74		$16.51		$15.73		$15.00
From Operations:
Net investment income (a)	0.46		0.41		0.39		0.32
Net gain (loss) on investments
(both realized and unrealized)	(1.04)		0.80		1.29		0.77
Total from Operations	(0.58)		1.21		1.68		1.09

Less Distributions:
From net investment income	(0.40)		(0.40)		(0.29)		(0.36)
From net realized gains on investments	—		(0.37)		(0.55)		—
From paid in capital	(0.56)		(0.21)		(0.06)		—
Total Distributions	(0.96)		(0.98)		(0.90)		(0.36)

Net Asset Value, End of Period	$15.20		$16.74		$16.51		$15.73

Total Return (b)	(3.57	)% (h)	7.46%		11.01%		7.34%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$157,986		$178,502		$129,697		$46,888
Ratio to average net assets:
Expenses, Gross	1.58	% (f)	1.55	% (f)	1.60%		2.61	% (c)
Expenses, Net of Reimbursement/Recapture	1.58	% (f)	1.61	% (e,f)	1.75	% (e)	1.75	% (c)
Net investment income, Net of Reimbursement/Recapture	2.87	% (g)	2.43	% (g)	2.46%		2.19	% (c)

Ratio to average net assets (excluding interest expense):
Expenses, Gross	1.49	% (f)	1.55	% (f)	1.60%		2.61	% (c)
Expenses, Net of Reimbursement/Recapture	1.49	% (f)	1.61	% (e,f)	1.75	% (e)	1.75	% (c)
Portfolio turnover rate	21%		49%		14%		108	% (d)

*	Class A commenced operations on March 16, 2012.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and exclude the effects of sales loads. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Such ratio includes the Advisor’s recapture of waived/reimbursed fees from prior periods.

(f)	Does not include the expenses of the investment companies in which the Fund invests.

(g)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Period
	Ended		Ended
	February 29, 2016		February 28, 2015 *

Net Asset Value, Beginning of Period	$16.71		$17.02
From Operations:
Net investment income (a)	0.33		0.18
Net gain (loss) on investments
(both realized and unrealized)	(1.03)		0.16
Total from Operations	(0.70)		0.34

Less Distributions:
From net investment income	(0.39)		(0.12)
From net realized gains on investments	—		(0.35)
From return of capital	(0.56)		(0.18)
Total Distributions	(0.95)		(0.65)

Net Asset Value, End of Period	$15.06		$16.71

Total Return (b)	(4.28	)% (g)	2.04%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$19,046		$10,926
Ratio to average net assets:
Expenses (e)	2.33%		2.30	% (c)
Net investment income (f)	2.12%		1.76	% (c)

Ratio to average net assets (excluding interest expense)
Expenses (e)	2.24%		2.30	% (c)
Portfolio turnover rate	21%		49	% (d)

*	Class C commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Represents Fund level turnover ratio for entire year.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund - Class I
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Period
	Ended		Ended
	February 29, 2016		February 28, 2015 *

Net Asset Value, Beginning of Period	$16.75		$17.02
From Operations:
Net investment income (a)	0.48		0.30
Net gain (loss) on investments
(both realized and unrealized)	(1.03)		0.09
Total from Operations	(0.55)		0.39

Less Distributions:
From net investment income	(0.40)		(0.06)
From net realized gains on investments	—		(0.37)
From return of capital	(0.56)		(0.23)
Total Distributions	(0.96)		(0.66)

Net Asset Value, End of Period	$15.24		$16.75

Total Return (b)	(3.37	)% (g)	2.37%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$7,806		$1,185
Ratio to average net assets:
Expenses (e)	1.33%		1.30	% (c)
Net investment income (f)	3.09%		2.80	% (c)

Ratio to average net assets (excluding interest expense)
Expenses (e)	1.24%		1.30	% (c)
Portfolio turnover rate	21%		49	% (d)

*	Class I commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Represents Fund level turnover ratio for entire year.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund - Class L
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Period
	Ended		Ended
	February 29, 2016		February 28, 2015 *

Net Asset Value, Beginning of Period	$16.72		$17.02
From Operations:
Net investment income (a)	0.37		0.20
Net gain (loss) on investments
(both realized and unrealized)	(1.03)		0.17
Total from Operations	(0.66)		0.37

Less Distributions:
From net investment income	(0.39)		(0.13)
From net realized gains on investments	—		(0.35)
From return of capital	(0.56)		(0.19)
Total Distributions	(0.95)		(0.67)

Net Asset Value, End of Period	$15.11		$16.72

Total Return (b)	(4.03	)% (g)	2.25%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$9,143		$8,356
Ratio to average net assets:
Expenses (e)	2.08%		2.05	% (c)
Net investment income (f)	2.37%		2.00	% (c)

Ratio to average net assets (excluding interest expense)
Expenses (e)	1.99%		2.05	% (c)
Portfolio turnover rate	21%		49	% (d)

*	Class L commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and exclude the effects of sales loads. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Represents Fund level turnover ratio for entire year.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS
February 29, 2016

1.	ORGANIZATION

Multi-Strategy Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on June 3, 2011 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on March 16, 2012; Class C, Class I and Class L shares commenced operations on July 2, 2014. Class A and Class L shares are offered at net asset value plus a maximum sales charge of 5.75% and 3.75%, respectively. When purchase load waived, Class A shares are subject to a maximum early withdrawal charge of 1.00% on shares repurchased less than 365 days after purchase. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Fair Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Board’s Valuation Committee has established a methodology for fair value of each type of security. Non-listed Real Estate Investment Trusts (“REITs”) that are in the public offering period (or start-up phase) are valued at cost according to management’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Non-traded REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, the Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are generally categorized in Level 2 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment. For non-traded private investments, including private real estate investment trusts and non-traded partnership funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (of if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The non-listed Business Development Companies provide quarterly fair value pricing which is used as an indicator of the valuation for the Fund. If the value significantly fluctuates, the Advisor will provide an updated price. If a significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value. Non-traded Business Development Companies are categorized as Level 2 in the fair value hierarchy. The Hedge Funds provide monthly fair value pricing which is used as an indicator of the valuation for the Fund. The Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the Hedge Fund issues an updated market valuation. Hedge Funds are categorized as Level 2 in the fair value hierarchy.

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds. Open-end investment companies are valued at their net asset value per share and closed-end investment companies that trade on an exchange are valued as described under security valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 29, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$16,777,801	$—	$—	$16,777,801
Exchange Traded Fund	2,027,133	—	—	2,027,133
Real Estate Investment Trusts	4,566,108	62,186,098	24,804,686	91,556,892
Non-Listed Business Development Companies	—	34,796,475	—	34,796,475
Private Investment Funds	—	—	23,849,209	23,849,209
Non-Traded Partnership Fund	—	—	7,500,000	7,500,000
Closed-End Funds	7,174,857	—	—	7,174,857
Hedge Fund	—	—	26,237,195	26,237,195
Short-Term Investment	1,141,612	—	—	1,141,612
Total Investments:	$31,687,511	$96,982,573	$82,391,090	$211,061,174

*	Refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1 and Level 2 during the year ended February 29, 2016. Transfers reflected in the table below represent transfers from Level 3 to Level 2 due to non-traded REITs that closed their offering period during the year ended February 29, 2016 and are thereafter being valued based upon changes in the value of an appropriate market index.

It is the Fund’s policy to record transfers into or out of any level at the beginning of the reporting period.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Real Estate	Private Investment	Non-Traded
	Investment Trusts	Funds	Partnership Fund	Hedge Fund	Total
Beginning Balance	$19,205,406	$19,205,885	$7,500,000	$—	$45,911,291
Total realized gain (loss)	—	—	—	—	—
Appreciation (Depreciation)	2,962,073	1,208,324	—	(762,805)	3,407,592
Cost of Purchases	10,000,000	3,435,000	—	27,000,000	40,435,000
Proceeds from Sales and returns of capital	(822,025)	—	—	—	(822,025)
Net transfers in/out of level 3	(6,540,768)	—	—	—	(6,540,768)
Ending Balance	$24,804,686	$23,849,209	$7,500,000	$26,237,195	$82,391,090

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open tax years (2013-2015), or expected to be taken in the Fund’s 2016 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 29, 2016, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by RJL Capital Management, LLC (the “Advisor”). Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended February 29, 2016, the Advisor earned advisory fees of $1,535,007.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to each of Class A, Class C and Class L shares for such services. For the year ended February 29, 2016, the Fund incurred shareholder servicing fees of $437,477, $41,588, and $25,824 for Class A, Class C and Class L shares, respectively. The Class C and Class L shares also pay to the Distributor a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities including marketing and other activities to support the distribution of the Class C and Class L shares. Under the Distribution Plans, the Fund pays 0.75% and 0.50% per year of its average daily net assets for such services for Class C and Class L shares, respectively. For the year ended February 29, 2016, the Fund incurred distributions fees of $125,813 and $52,143 for Class C and Class L shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended February 29, 2016, the Distributor received $1,063,087 and $173,490 in underwriting commissions for sales of Class A and Class L shares, respectively, of which $159,558 and $34,704 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. Certain officers of the Fund are also officers of NLCS, and are not paid any fees directly by the Fund for servicing in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or Advisor a quarterly fee of $3,000, as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Fund receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Fund. In addition to these quarterly fees and reimbursements, Ira J. Miller and Darlene T. Deremer receive a quarterly fee of $1,500 for their role as members of the Audit Committee, and Mark J. Riedy receives a quarterly fee of $1,750 for his role as Chairman of the Audit Committee.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

Other Affiliates – During the year ended February 29, 2016, Lucia Securities, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund for which it received placement fees, which could be deemed to be a form of brokerage commissions, of $85,816.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended February 29, 2016, amounted to $75,916,224 and $43,441,488, respectively.

5.	REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at net asset value. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding shares on the repurchase request deadline, the Fund shall repurchase the shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	March 23, 2015	June 16, 2015	September 16, 2015	December 16, 2015
Repurchase Request	April 15, 2015	July 16, 2015	October 16, 2015	January 15, 2016
Repurchase Pricing Date	April 15, 2015	July 16, 2015	October 16, 2015	January 15, 2016
Net Asset Value as of Repurchase Offer Date
Class A	$16.60	$16.21	$15.83	$15.23
Class C	$16.56	$16.14	$15.73	$15.10
Class I	$16.61	$16.24	$15.86	$15.27
Class L	$16.57	$16.17	$15.76	$15.15
Amount Repurchased
Class A	$3,526,313	$7,857,122	$8,226,323	$7,190,711
Class C	$472,011	$240,749	$799,674	$501,905
Class I	$14,054	$35,007	$30,987	$646,677
Class L	$295,645	$148,151	$1,049,919	$835,382
Percentage of Outstanding Shares Repurchased
Class A	1.93%	4.24%	4.58%	4.41%
Class C	3.44%	1.46%	4.20%	2.66%
Class I	1.18%	2.92%	2.69%	7.72%
Class L	3.08%	1.29%	8.93%	8.51%

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Ordinary Income	$4,988,263	$4,395,879
Long-Term Capital Gain	—	3,356,708
Return of Capital	7,251,148	2,399,993
	$12,239,411	$10,152,580

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

As of February 29, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Capital Loss	Unrealized	Total
	Carry	Appreciation/	Accumulated
Post October Loss	Forwards	(Depreciation)	Earnings/(Deficits)
$(2,869,932)	$(3,165,727)	$4,935,306	$(1,100,353)

The difference between book basis and tax basis unrealized appreciation of investments, accumulated net realized losses and undistributed net investment income is primarily attributable to the adjustments for partnerships and the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $2,869,932.

At February 29, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term
$3,165,727

Permanent book and tax differences, primarily attributable to adjustments related to partnerships, resulted in reclassification for the year ended February 29, 2016 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss
$757,235	$(757,235)

7.	BORROWING FROM BROKER

The Fund has the opportunity to borrow money from a broker with a variable limit based on how many securities are pledged as collateral. It is intended to provide financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings are secured by the Fund’s investments. Interest will be accrued at the 1 Month LIBOR rate plus 110 bps to be paid monthly. The credit facility is with BNP Paribas Prime Brokerage, Inc. During the year ended February 29, 2016, the Fund paid $170,135 in interest on the borrowings. Average borrowings and the average interest rate during the year ended February 29, 2016, were $16,661,193 and 1.37%, respectively. The largest outstanding amount borrowed during the period was $22,535,360. The balance due to the broker as of February 29, 2016 was $17,870,136.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies.” Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Note 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2016

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On March 30, 2016, the Fund paid a dividend of $0.0777, $0.0770, $0.0780 and $0.0772 per share to shareholders of record on March 29, 2016 for Class A, Class C, Class I and Class L shares, respectively. The Fund completed a quarterly repurchase offer on April 15, 2016 which resulted in 4.36%, 4.64%, 11.80% and 2.70% of Fund shares being repurchased for $7,114,380, $924,870, $1,241,757 and $256,263 for Class A, Class C, Class I and Class L, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of
Multi-Strategy Growth & Income Fund

We have audited the accompanying statement of assets and liabilities of Multi-Strategy Growth & Income Fund, including the portfolio of investments, as of February 29, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years and periods in the period March 16, 2012 (commencement of operations) through February 29, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2016 by correspondence with the custodian, brokers and investee companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include securities valued at $179,373,663 (92.47% of net assets), whose fair values have been estimated by the Board of Trustees in the absence of readily ascertainable fair values.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Strategy Growth & Income Fund as of February 29, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years and periods in the period March 16, 2012 through February 29, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 28, 2016

Renewal of the Investment Advisory Agreement between the Trust and the Adviser

At a meeting held on October 22, 2015, the Board of Trustees (the “Board” or the “Trustees”), including the Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Multi-Strategy Growth & Income Fund (the “Fund”) and RJL Capital Management, LLC (the “Adviser”). In its consideration of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees noted that the Adviser has extensive experience and continues to invest in personnel, having added an additional research analyst to its team in May of 2015. The Trustees expressed satisfaction with the Fund’s portfolio, as well as with the continued evolution of the Adviser’s management team and investment process. The Trustees noted that the Adviser had implemented internally a formal scoring system to evaluate potential investments based on multiple factors. The Board discussed the nature of the Adviser’s operations and the quality of the Adviser’s compliance infrastructure. The Board noted that the Adviser had established a culture of open communication with the Board. The Board further noted the Adviser had reported no material compliance incidents, litigation or administrative actions since the Board last renewed the Advisory Agreement. Overall, it was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Fund under the Advisory Agreement.

Fees and Expenses. The Trustees reviewed information regarding fees charged by advisers to a peer group of funds composed of 8 other closed-end interval funds. The Trustees noted that the Adviser charges an advisory fee of 0.75%, which compared favorably to the peer group average of 1.26%. The Trustees also noted that the Fund’s net expense ratio of 2.88% was higher than the peer group average , but within the range of the peer group, and they considered that there was no longer an expense limitation agreement in place for the Fund. The Trustees noted the Adviser did not receive any other payments from the Fund other than advisory fees, although an affiliate receives fees in connection with portfolio trades. The Trustees concluded that the advisory fee is reasonable.

Performance. The Trustees considered the Fund’s past performance. The Trustees considered the Fund’s investment objectives of seeking returns from capital appreciation and income, with an emphasis on the generation of income, as well as the Fund’s investment policy of maintaining a core allocation to alternative assets. They also considered that one of the Fund’s goals was to deliver non-correlated returns. They noted that since the Fund’s inception, the Fund has provided consistent yield along with risk-adjusted returns from capital appreciation and income, while maintaining a low correlation to stocks and bonds; and they acknowledged the Fund had outperformed the Barclays US Aggregate Bond Index and the peer group, while underperforming the S&P 500 Total Return Index; and they acknowledged that the Fund’s volatility appeared to be slightly higher than some of the Fund’s peers. The Trustees concluded that the Fund was performing in line with its goals and objectives across a variety of market environments, and they agreed that the Fund’s performance was satisfactory.

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Fund. It was the consensus of the Trustees that the Adviser had not achieved meaningful economies of scale, and they agreed to revisit the issue in future years. The Trustees agreed with the Adviser’s assessment that, as the Fund grows, so will the complexity of the management of the Fund, requiring additional resources of the Adviser. The Trustees noted their satisfaction with the Fund’s growth over the past year, and they indicated their belief that continued growth will bring some economies to the operations of the Fund and will reduce other Fund expenses to the benefit of shareholders. The Trustees agreed to continue to monitor Fund growth and the appropriateness of breakpoints.

Profitability. The Trustees considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The

Trustees noted that the Adviser reported receiving a profit that was modest in both percentage and dollar amount, and they expressed their satisfaction with the fact that the Adviser was able to manage the Fund on a cost effective basis even though its advisory fee rate was substantially below the peer group average. The Board concluded that the Adviser’s estimated level of profitability from its relationship with the Fund was not excessive.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Fund.

Multi-Strategy Growth & Income Fund
TRUSTEE TABLE (Unaudited)
February 29, 2016

Independent Trustees

Name, Address and Age (Year of Birth)	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Mark J. Riedy, PhD. 1942	Trustee since Sept. 2011	Executive Director of the Burnham-Moores Center for Real Estate and the Ernest W. Hahn Professor of Real Estate Finance at the University of San Diego, January 1993 to January 2015. Retired January 2015.	2	BioMed Realty Trust Board of Directors; Southwest Property Strategies Advisory Board
Ira J. Miller 1946	Trustee since Sept. 2011	Retired as of August 2007.	2	None

John D. Frager 1958	Trustee since Sept. 2011	Executive Managing Director of CBRE, Inc. (2010) to present), CEO and President of Cassidy Turley San Diego (2002 to 2010); Senior Managing Director of CB Richard Ellis (Prior to 2002)	2	None
Darlene T. Deremer 1955	Trustee since Oct. 2015	Managing Partner of Grail Partners, LLC (2011-present)	2	Syracuse University Board of Trustees; United Capital Wealth Management Board of Directors; Hillcrest Asset Management Board of Directors; Ark Investments Funds Trust Independent Chair; American Independence Funds Board of Directors

Multi-Strategy Growth & Income Fund
TRUSTEE TABLE (Unaudited) (Continued)
February 29, 2016

Interested Trustees, Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Raymond J. Lucia, Jr. 1975(3)	Trustee, President since Sept. 2011, Treasurer since February 2016	Chief Executive Officer for Lucia Capital Management (2012-Present); Chief Executive Officer and Chairman for Lucia Wealth Services, LLC (2010- Present); Chief Executive Officer for Lucia Securities, LLC (2010-Present), Executive Vice President for Raymond J. Lucia Companies, Inc.(2002-2010)	2	None

James Colantino 1969	Assistant Treasurer since Sept. 2011	Senior Vice President (2011-present) Vice President (2004 – 2011); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC	n/a	n/a
Theresa J. Ochs 1967	Secretary since April 2015	CCO for Lucia Capital Management (2012 to present); CCO for Lucia Wealth Services (2010-present); CCO or Lucia Securities, LLC (2015-Present), Sr. Compliance Officer, Lucia Securities, LLC (2013-2015), CCO for Lucia Securities, LLC (2011-2013), CCO for Lucia Securities, LLC (2009-2011) CCO for Raymond J Lucia Companies, Inc. (2009-2011), Designated Registered Principal, First Allied Securities, Inc. (2007-2011)	n/a	n/a
Dawn M. Dennis 1966	Assistant Secretary since Oct. 2013	Senior Paralegal, Gemini Fund Services (since May 2013), Paralegal (from July 2011 through April 2013)	n/a	n/a
Emile R. Molineaux 1962	Chief Compliance Officer and Anti- Money Laundering Officer since December 2010	CCO of various clients of Northern Lights Compliance Services, LLC, (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011)	n/a	n/a

(1)	The term of office for each Trustee and officer listed above will continue indefinitely.

(2)	The term “Fund Complex” refers to Multi-Strategy Growth & Income Fund (the “Fund”) and Multi-Strategy Alternative Income Fund.

(3)	Raymond J. Lucia, Jr. is an interested person of the Trust by virtue of his position as President and Treasurer of the Fund and his indirect controlling interest in the Fund’s Adviser.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free 1-855-601-3841.

PRIVACY NOTICE

Rev: April 2013

FACTS	WHAT DOES MULTI-STRATEGY GROWTH & INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Multi-Strategy Growth & Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Multi- Strategy Growth & Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-601-3841

Who we are
Who is providing this notice?	Multi-Strategy Growth & Income Fund
What we do
How does Multi-Strategy Growth & Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Multi-Strategy Growth & Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Multi-Strategy Growth & Income Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

■    Multi-Strategy Growth & Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Multi-Strategy Growth & Income Fund doesn’t jointly market.

Investment Advisor
RJL Capital Management, LLC
13520 Evening Creek Drive N. Suite 300
San Diego, CA 92128

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-601-3841 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-601-3841.

Item 2. Code of Ethics. Attached

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Riedy is a financial expert, as defined in Item 3 of Form N-CSR. Mark Riedy is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 - $36,500

2015 - $17,000

(b)	Audit-Related Fees
2016 - $0

2015 - $0

(c)	Tax Fees

2016 - $3,500

2015 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - $0

2015 - $0

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	100.00%	100.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,500

2015 - $3,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached exhibit P1A, which contains the Adviser proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Raymond J. Lucia, Jr.

Mr. Lucia, Chief Executive Officer of the Adviser, is the Fund's co-portfolio manager. Mr. Lucia shares responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2012. Mr. Lucia is Chairman of Lucia Wealth Services, LLC, a Registered Investment Advisor, and

CEO of Lucia Securities, LLC, a Registered Broker Dealer and member FINRA/SIPC. Mr. Lucia is also a Managing Member of VALIDUS Growth Investors, LLC, a Registered Investment Advisor. Mr. Lucia was previously with Raymond J. Lucia Companies, Inc. for 10 years where he held the position of Executive Vice President and was responsible for creating and managing the firm's strategic plans, including: developing and implementing the firm's investment strategies, growing the fee-based asset management platform, and expanding the firm's client base in over 15 office locations nationwide. Prior to joining Raymond J. Lucia Companies, Inc. in 2000, Mr. Lucia worked for Deloitte and Touche as a tax accountant in the Personal Financial Services group providing financial advice to high-net-worth individuals. Mr. Lucia graduated from Loyola Marymount University in 1997 with a Bachelor of Science in Accounting. Mr. Lucia is a Certified Public Accountant and holds the Personal Financial Specialist designation offered by the AICPA.

Mark C. Scalzo

Mr. Scalzo, Chief Investment Officer of the Adviser, is the Fund’s co-portfolio manager. Mr. Scalzo shares responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since 2015. Mr. Scalzo is also the Founder, Chief Investment Officer and a Managing Member of VALIDUS Growth Investors, LLC, a Registered Investment Advisor. From 2008-2012, Mr. Scalzo was the Co-Portfolio Manager and Director of Research for Aletheia Research and Management, Inc. where Mr. Scalzo was responsible for managing all of Aletheia’s long-only model portfolios in conjunction with the Chief Investment Officer. As Director of Research, Mr. Scalzo worked to institutionalize and maintain the integrity of the investment process while managing a staff of seven research analysts. From 2006-2008, Mr. Scalzo was Group Vice President and Head of Mergers and Acquisitions for Fisher Investments where he created a consolidation strategy for Fisher’s investment platform, infrastructure and client service approach. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania in 1989 with a Bachelor of Science in Economics.

As of February 28, 2016, Raymond J. Lucia Jr. was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of February 28, 2016, Mark Scalzowas responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$316,429,963	0	$0

Because the Mr. Scalzo manages assets for other accounts (including institutional clients and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Raymond J. Lucia Jr. and Mark Scalzo are compensated through a salary.

As of February 28, 2016, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Raymond J. Lucia Jr.	Over $100,000
Mark C. Scalzo	$0

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Multi-Strategy Growth & Income Fund

By (Signature and Title)

/s/ Raymond J. Lucia

Raymond J. Lucia Jr.,

Principal Executive Officer/President and Principal Financial Officer/Treasurer

Date  5/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Raymond J. Lucia

Raymond J. Lucia Jr.,

Principal Executive Officer/President and Principal Financial Officer/Treasurer

Date  5/3/16